SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                FORM 8-K/A*


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 5, 2002


                                AZURIX CORP.
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           (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

             001-15065                            76-0589114
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  (Commission File Number)                (IRS Employer Identification No.)


                  1400 Smith Street, Houston, Texas             77002
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            (Address of Principal Executive Offices)          (Zip Code)


                               (713) 853-6161
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)


    * The Company is not subject to the filing requirements of the Securities Exchange Act of 1934. This current report is filed pursuant to contractual obligations imposed on the Company by an Indenture, dated as of February 18, 2000, under which the Company is the issuer of certain debt.


Item 7. Financial Statements and Exhibits.

         (c )     Exhibits.

                  16.1    Letter of Arthur Andersen LLP, dated February 8, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AZURIX CORP.

Date: February 11, 2002                     By:  /s/ J. Michael Anderson
                                                 ----------------------------
                                                 J. Michael Anderson
                                                 Chief Financial Officer


                               EXHIBIT INDEX


Exhibit           Description

16.1              Letter of Arthur Andersen LLP, dated February 8, 2002.



                                                               Exhibit 16.1

                                                                     [LOGO]



February 8, 2002                                      Arthur Andersen LLP
                                                      Suite 1300
                                                      711 Louisiana Street
Office of the Chief Accountant                        Houston, TX  77002-2786
Securities and Exchange Commission
450 Fifth Street, N.W.                                Tel 713 237 2323
Washington, D.C.  20549                               Fax 713 237 2786

                                                      www.andersen.com


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated February 5, 2002 of Azurix Corp. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,

/s/ Arthur Andersen LLP




Copy to:   Mr. J. Michael Anderson
           Managing Director and Chief Financial Officer
           Azurix Corp.